Exhibit s

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Karen Hammond Karen Hammond	Trustee	September 26, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Susan B. Kerley Susan B. Kerley	Trustee and Chair of the Board	September 27, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ David H. Chow David H. Chow	Trustee	September 26, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Naïm Abou-Jaoudé Naïm Abou-Jaoudé	Trustee	September 28, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Alan R. Latshaw Alan R. Latshaw	Trustee	September 26, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jacques P. Perold Jacques P. Perold	Trustee	September 26, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Brian J. McGrady, Thomas C. Humbert, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay MacKay Municipal Income Opportunities Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard S. Trutanic Richard S. Trutanic	Trustee	September 26, 2023